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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 3, 1999 included in Group 1 Automotive, Inc.'s Form 10-K for the year ended
December 31, 1998 and to all references to our Firm included or incorporated by reference in this registration statement.


ARTHUR ANDERSEN LLP



Houston, Texas

October 5, 1999